UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 17, 2020

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, without par value	FREVS	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events

As previously disclosed, on May 6, 2020, Sinatra Properties LLC (the “Purchaser”) filed a complaint (the “Complaint”) in the Superior Court of New Jersey (the “Court”) against First Real Estate Investment Trust of New Jersey (the “Trust”) and the other selling parties (collectively with the Trust, the “Sellers”) under the Purchase and Sale Agreement dated January 14, 2020 (as subsequently amended, the “Purchase and Sale Agreement”) by and among the Sellers and the Purchaser. Among other things, the Complaint alleged breach of contract and breach of the covenant of good faith and fair dealing against the Sellers in connection with the Sellers’ termination of the Purchase and Sale Agreement on April 30, 2020 due to the occurrence of a “Purchaser Default” thereunder, based on the Purchaser’s failure to perform its obligations under the Purchase and Sale Agreement and close the transactions contemplated therein. The Trust disclosed the Purchaser’s filing of the Complaint in the Trust’s current report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2020, which discloses additional information about the allegations set forth in the Complaint and the relief sought by the Purchaser.

On June 17, 2020, the Sellers filed their answer, separate defenses, and counterclaims (the “Answer”) in response to the Complaint, in which, among other things, the Sellers (a) deny the Purchaser’s claim that the Sellers’ termination of the Purchase and Sale Agreement was wrongful, and assert that there was no contractual basis in the Purchase and Sale Agreement to relieve the Purchaser from its obligation to perform thereunder, or to defer or postpone the Purchaser’s obligation to perform, (b) assert certain defenses to the allegations set forth in the Complaint without admitting any liability, and (c) request relief from the Court in the form of (i) judgment in the Sellers’ favor dismissing all of the Purchaser’s claims against them with prejudice and denying all of the Purchaser’s requests for relief, (ii) reasonable attorneys’ fees and costs, and (iii) such other and further relief as the Court deems just.

In addition, the Answer asserts counterclaims by the Sellers against the Purchaser for breach of contract due to the Purchaser’s failure to close the Purchase and Sale Agreement in accordance with its terms, and the Sellers seek a declaratory judgment from the Court that the Sellers properly terminated the Purchase and Sale Agreement in accordance with its terms due to the Purchaser’s default and an order from the Court that the Purchaser authorize the escrow agent to release the $15 million deposit under the Purchase and Sale Agreement to the Sellers.

In connection with these counterclaims, the Answer seeks the following relief from the Court: (a) liquidated damages in the amount of $15 million, as provided in the Purchase and Sale Agreement; (b) in the alternative to the liquidated damages provided for in the Purchase and Sale Agreement, money damages in an amount to be determined at trial; (c) interest, attorneys’ fees and costs associated with the defense of the Purchaser’s claims and the prosecution of the Sellers’ counterclaims against the Purchaser, as provided for in the Purchase and Sale Agreement; (d) judgment declaring that the Sellers properly terminated the Purchase and Sale Agreement due to the Purchaser’s default thereunder; (e) judgment declaring that the Purchaser must authorize the escrow agent to release the $15 million deposit to the Sellers; and (f) such other relief as the Court deems just and equitable.

Forward-Looking and Cautionary Statements

This current report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise and we may not be able to realize them. The following risks and uncertainties, among others, could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to: industry and economic conditions; the Trust’s ability to defend the claims set forth in the Complaint; the Trust’s ability to assert and prosecute its counterclaims set forth in the Answer; the Trust’s dependence upon its external manager to conduct its business and achieve its investment objectives; unknown liabilities acquired in connection with acquired properties or interests in real estate-related entities; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of the Trust’s properties, potential illiquidity of the Trust’s real estate investments, condemnations, and potential damage from natural disasters); the financial performance of the Trust’s tenants; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect the Trust and its major tenants; volatility and uncertainty in the financial markets, including potential fluctuations in the consumer price index; risks associated with the Trust’s failure to maintain status as a REIT under the Internal Revenue Code of 1986, as amended; and other additional risks discussed in the Trust’s annual report on Form 10-K for the fiscal year ended October 31, 2019 and other reports filed with the Securities and Exchange Commission, including risks related to the COVID-19 pandemic. The Trust expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT
TRUST OF NEW JERSEY
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
President and Chief Executive Officer

Date: June 19, 2020